SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2004

LCA-VISION INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-27610 (Commission File Number)	11-2882328 (I.R.S. Employer Identification No.)

7840 Montgomery Road, Cincinnati, Ohio (Address of principal executive offices)	45236 (Zip Code)

(513) 792-9292
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On March 8, 2004, LCA-Vision Inc. issued a press release announcing the appointment of E. Anthony Woods and Craig P.R. Joffe to its board of directors. The text of the press release is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Exhibit Index

99.1	Press release dated March 8, 2004, issued by LCA-Vision Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.
/s/ Stephen N. Joffe

Stephen N. Joffe
Chairman and Chief Executive Officer

Date: March 8, 2004